UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 21, 2012

EXPEDIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51447	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 108th Avenue NE

Bellevue, Washington 98004

(Address of principal executive offices) (Zip code)

(425) 679-7200

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 21, 2012, Expedia, Inc., (“Expedia”), entered into a share purchase agreement (the “Purchase Agreement”) with trivago GmbH, a limited liability company incorporated under the laws of Germany (“trivago”) and the shareholders of trivago (the “Sellers”), pursuant to which Expedia will acquire, through a wholly owned subsidiary, approximately 62% of trivago’s outstanding securities (the “Acquisition”). Such securities will be purchased both from the Sellers and through a new issuance of securities from trivago. Following the Acquisition, approximately 36% of trivago’s outstanding securities will be retained by three members of management of trivago (the “Managing Sellers”). The remaining 2% of trivago’s outstanding securities will be held by certain employees of trivago (the “Optionholders”) in the form of contingent value and subscription rights issued by trivago (the “Options”). Following the Acquisition, all shares of trivago held by the Managing Sellers, and any shares issued upon the exercise of the Options, shall be subject to the put/call provisions described below. Trivago is a leading metasearch site headquartered in Düsseldorf, Germany.

In connection with the Acquisition, Expedia has agreed to pay the following consideration: (i) €426,398,400 in cash (the “Cash Purchase Price”), to be paid to the Sellers upon the closing of the Acquisition (subject to proportionate deductions for the escrow described below), (ii) a number of shares of Expedia common stock having a value, based on a thirty-day trailing average of closing trading prices prior to the closing of the Acquisition, of €42,632,216, to be issued in five equal increments to the Managing Sellers on or about each of the first through fifth anniversaries of the consummation of the Acquisition (the “Acquisition Shares”), and (iii) €7,608,399 in cash, to be paid to trivago for the shares being issued to Expedia by trivago in the Acquisition. trivago will use the cash it receives from Expedia to cancel and retire a portion of the options currently held by its employees.

In connection with the Acquisition, Expedia (through its wholly-owned subsidiary) will deposit €50,000,000 of the Cash Purchase Price into an escrow account for a period of up to 18 months, subject to extension as provided for in the Purchase Agreement, as security for certain customary representations, warranties and covenants made by the Sellers under the Purchase Agreement.

In connection with the Acquisition, the Managing Sellers will enter into a shareholders’ agreement with a wholly-owned subsidiary of Expedia (the “Shareholders Agreement”), which provides, among other things, that Expedia (through its wholly owned subsidiary) will have the right to purchase from the Managing Sellers (the “Calls”), and each Managing Seller will have the right to sell to Expedia’s wholly-owned subsidiary (the “Puts”), the shares of trivago held by each Managing Seller. The Calls and Puts can be exercised for 50% and 100% of the shares held by the Managing Sellers on the third and fifth anniversaries, respectively, of the consummation of the Acquisition. The purchase price with respect to each Call and Put will be based on the fair market value of the shares of trivago at the time a Call or Put is exercised, subject to adjustments. Any shares of trivago issued upon the exercise of Options will also be subject to the Calls and Puts. If the Calls and/or Puts are exercised in full, then following the final Call/Put, subject to the accuracy of trivago’s representations in the Purchase Agreement, it is anticipated that Expedia (through its wholly-owned subsidiary) would own 100% of the outstanding securities of trivago.

The Shareholders Agreement contains restrictions on Expedia’s access to information relating to customers and business partners of trivago.

The Shareholders Agreement also requires Expedia to use its commercially reasonable efforts to register the Acquisition Shares for resale on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), promptly following each issuance thereof.

The consummation of the Acquisition is subject to the satisfaction of certain customary and other closing conditions, including receipt of approvals from the German Federal Cartel Office and, if applicable, other anti-trust and regulatory agencies. The Acquisition is expected to close during the first half of 2013.

The foregoing description of the Purchase Agreement and the Shareholders Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto, and the Shareholders Agreement, which is filed as Exhibit 2.2 hereto, each of which are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On December 21, 2012, the Company issued a press release announcing the signing of the Purchase Agreement and Shareholders Agreement described in Item 1.01 above. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

NOTE: The information furnished under Item 7.01 (Regulation FD Disclosure) of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Share Purchase Agreement dated as of December 21, 2012, by and among Expedia, Inc., a Delaware corporation, trivago GmbH, a German limited liability company, a wholly owned subsidiary of Expedia and the shareholders of trivago GmbH party thereto. Certain schedules and exhibits referenced in the Share Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S–K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

2.2	Shareholders Agreement dated as of December 21, 2012 by and among trivago GmbH, a German limited liability company, Expedia, Inc., a Delaware corporation, a wholly owned subsidiary of Expedia and certain shareholders of trivago GmbH. Certain schedules and exhibits referenced in the Shareholders Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S–K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

99.1	Press release of Expedia, Inc., dated December 21, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

Date: December 21, 2012	By:	/s/ Robert J. Dzielak
	Name:	Robert J. Dzielak
	Title:	Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Share Purchase Agreement dated as of December 21, 2012 by and among Expedia, Inc., a Delaware corporation, trivago GmbH, a German limited liability company, a wholly owned subsidiary of Expedia and the shareholders of trivago GmbH party thereto. Certain schedules and exhibits referenced in the Share Purchase Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S–K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

2.2	Shareholders Agreement dated as of December 21, 2012 by and among trivago GmbH, a German limited liability company, Expedia, Inc., a Delaware corporation, a wholly owned subsidiary of Expedia and certain shareholders of trivago GmbH. Certain schedules and exhibits referenced in the Shareholders Agreement have been omitted in accordance with Item 601(b)(2) of Regulation S–K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

99.1	Press release of Expedia, Inc., dated December 21, 2012.